UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Filed by the Registrant   (x)

Filed by a Party other than the Registrant     (  )

Check the appropriate box:

(  )  Preliminary Proxy Statement

(  )  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

(x)  Definitive Proxy Statement

(  )  Definitive Additional Materials

(  )  Soliciting Material Pursuant to Subsection 240.14a-12

PISMO COAST VILLAGE, INC.

(Name of the Registrant as Specified in its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

(x)  No fee required.

(  )  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  Title of each class of securities to which transaction applies: _____
  Aggregate number of securities to which transaction applies:      _____
  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):     _____
  Proposed maximum aggregate value of transaction: _____
  Total fee paid:   _____

(  )  Fee paid previously with preliminary materials.

(  )  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  Amount Previously Paid:     _____
  Form, Schedule or Registration Statement No.:   _____
  Filing Party:      _____
  Date Filed:  _____

PISMO COAST VILLAGE, INC.

165 South Dolliver Street

Pismo Beach CA 93449

IMPORTANT . . . SEND IN YOUR PROXY

It is requested that you read the enclosed materials, then date, fill and sign the enclosed Proxy and return it promptly. This will save the expense of follow-up letters, telephone calls and further solicitation.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF

PISMO COAST VILLAGE, INC.

NOTICE IS HEREBY GIVEN that, pursuant to the call of the Board of Directors, an Annual Meeting of Shareholders (the “Meeting”) of PISMO COAST VILLAGE, INC. (the “Company”) will be held at the South County Regional Center, 800 West Branch Street, Arroyo Grande, California 93420 on Saturday, January 20, 2018, at 9:00 a.m. for the purpose of considering and voting on the following matters:

1.             Election of Directors.Electing eighteen (18) persons to the Board of Directors to serve until the 2019 Annual Meeting or until their successors are elected and have qualified. The persons nominated by the Board to serve as Directors are:

Bessom, David	Nelson, Garry
Blank, Sam	Nunlist, Ronald
Buchaklian, Harry	Pappi, Jr., George
Enns, Rodney	Pettibone, Jerald
Fischer, William	Plumley, Dwight
Hardesty, Wayne	Roberts, Jerry
Hearne, Dennis	Skaggs. Brian
Hughes, Terris	Willems, Gary
King, Karen	Williams, Jack

2.             Selection of Auditor.To vote upon a resolution of the Board of Directors of the Company to approve the selection of Brown Armstrong Accountancy Corporation to serve as independent certified public accountant for the Company for fiscal year 2017 – 2018.

3.             Other Business. To transact such other business as may properly come before the Meeting and any adjournments thereof.

The Board of Directors has fixed the close of business on December 1, 2017, as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting.

NOMINEES TO BOARD OF DIRECTORS FOR ELECTION AS DIRECTORS

At the Annual Meeting, a Board of Directors, consisting of 18 members, will be elected for the ensuing year. Each director will serve until the next meeting of shareholders and until his or her successor is elected and qualifies.

The Board of Directors has proposed 18 individuals for election as directors of the Company.

If the conditions which would allow cumulative voting are satisfied, the Board of Directors solicits discretionary authority to cumulate votes and unless authority to vote for a director is withheld on the Proxy card, the proxy holders will cast the votes represented by the Board of Directors’ proxies for the nominees proposed by the Board of Directors and will not vote for any other nominees.

You are urged to vote in favor of each of the proposals by so indicating on the enclosed Proxy and by signing and returning the enclosed Proxy as promptly as possible, whether or not you plan to attend the Meeting in person. The enclosed Proxy is solicited by the Company’s Board of Directors. Any shareholder giving a Proxy may revoke it prior to the time it is voted by notifying the Vice President – Secretary, in writing, to that effect, by filing with him/her a later dated Proxy, or by voting in person at the Meeting.

Important Notice Regarding the Availability of

Proxy Materials for the Shareholder Meeting

to be Held on January 20, 2018

The Proxy Statement and Annual Report on Form 10-K are available at www.pismocoastvillage.com/history.html.

We encourage you to review all of the information in the proxy materials before voting.

                                                                                                                      By Order of the Board of Directors,

                                                                                                                      /s/ GEORGE PAPPI, JR.

                                 George Pappi, Jr., Vice President – Secretary

Dated: December 20, 2017

Pismo Coast Village, Inc.

165 South Dolliver Street

Pismo Beach, California CA 93449

Corporate Office (805) 773-5649

(888) 782-3224 (toll-free)

E-mail: rv@pismocoastvillage.com

www.pismocoastvillage.com

PISMO COAST VILLAGE, INC.

165 South Dolliver Street

Pismo Beach, California 93449

PROXY STATEMENT

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held Saturday, January 20, 2018

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the “Meeting”) of Pismo Coast Village, Inc. (the “Company”) to be held at the South County Regional Center, 800 West Branch Street, Arroyo Grande, California 93420, at 9:00 a.m. on Saturday, January 20, 2018, and all adjournments thereof.

It is expected that this Proxy Statement and accompanying Notice and form of proxy will be mailed to shareholders on or about December 20, 2017.

The matters to be considered and voted upon at the Meeting will include:

1.             Election of Directors. Electing eighteen (18) persons to the Board of Directors to serve until the 2019 Annual Meeting or until their successors are elected and have qualified. The persons nominated by the Board to serve as Directors are:

Bessom, David	Nelson, Garry
Blank, Sam	Nunlist, Ronald
Buchaklian, Harry	Pappi, Jr., George
Enns, Rodney	Pettibone, Jerald
Fischer, William	Plumley, Dwight
Hardesty, Wayne	Roberts, Jerry
Hearne, Dennis	Skaggs, Brian
Hughes, Terris	Willems, Gary
King, Karen	Williams, Jack

2.             Selection of Auditor.To vote upon a resolution of the Board of Directors of the Company to approve the selection of Brown Armstrong Accountancy Corporation to serve as independent certified public accountant for the Company for fiscal year 2017 – 2018.

3.             Other Business. To transact such other business as may properly come before the Meeting and any adjournments thereof.

REVOCABILITY OF PROXY

A proxy for use at the Meeting is enclosed. Any shareholder who executes and delivers such Proxy has the right to revoke it, at any time before it is exercised, by filing with the Vice President – Secretary of the Company an instrument revoking it, or a duly executed Proxy bearing a later date. In addition, the powers of the proxy holders will be revoked if the person executing the Proxy is present at the Meeting and elects to vote in person. Subject to such revocation or suspension, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the proxy holders, in accordance with the instructions on the Proxy. IF NO INSTRUCTION IS SPECIFIED WITH REGARD TO A MATTER TO BE ACTED UPON, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT AND IN FAVOR OF SUCH MATTER.

PERSONS MAKING THE SOLICITATION

This solicitation of Proxies is being made by the Board of Directors of the Company. The expense of preparing, assembling, printing and mailing this Proxy Statement and the materials used in the solicitation of Proxies for the Meeting will be borne by the Company. It is contemplated that proxies will be solicited principally through the use of the mail, but officers, directors, and regular employees of the Company may, for no additional compensation, solicit Proxies personally, by telephone or by other means of communication, without receiving special compensation.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

There were issued and outstanding 1,775 shares of the Company’s common stock on December 1, 2017, which has been fixed as the record date for the purpose of determining the shareholders entitled to notice of, and to vote at, the Meeting (the “Record Date”). Each holder of the Company’s common stock will be entitled to one vote, in person or by Proxy, for each share of common stock held of record on the books of the Company as of the Record Date, on any matter submitted to the vote of the shareholders, except in the election of Directors, where cumulative voting is permitted. See “Cumulative Voting” on page 6 hereof.

The presence in person or by Proxy of the holders of 33.33% (one-third) of the outstanding shares of stock entitled to vote at the Annual Meeting will constitute a quorum for the purpose of transacting business at the Meeting.Proxies received but marked as “withhold authority” or “abstain” will be counted as shares that are present for the purposes of determining the presence of a quorum, but will not be voted on that proposal and will have no direct effect on the outcome of the election of directors, the ratification of the appointment of Brown Armstrong Accountancy Corporation as our independent registered public accounting firm, or an advisory vote on executive compensation.

If you are a shareholder of record, you may vote your shares in person or by mail:

To vote in person,you must attend the meeting, and then complete and submit the ballot provided at the meeting. Directions to attend the Annual Meeting, where you may vote in person, are attached to this Proxy Statement as Appendix B.

To vote by mail, you must mark, sign, and date the enclosed proxy card and then mail the proxy card in the enclosed postage-paid envelope. Your proxy will be valid only if you complete and return the signed proxy card before the meeting. By completing and returning the proxy card, you will direct the designated persons to vote your shares at the meeting in the manner you specify in the proxy card.

If you indicate a choice on the proxy card with respect to any matter to be acted upon, the shares will be voted as specified. If you sign and return your proxy card and do not specify a choice, your shares will be voted according to our board of directors’ recommendations, as indicated in this proxy statement. As to any matters properly brought before the shareholders at the Meeting which are not specifically described on the proxy, all duly signed, dated and returned proxies will be voted in accordance with the recommendations of management in such matters.

For Proposal 1 – Election of Directors – shareholders may vote for all nominees, withhold votes for all nominees or withhold a vote for one or more nominees. To withhold a vote for a specific nominee, draw a line through the nominee’s name on the Official Proxy Card.

For Proposal 2 – Selection of Independent Public Accountants(the ratification of the appointment of our independent registered public accounting firm) -- shareholders may vote For, Against, or Abstain. The affirmative vote of a majority of the votes properly cast is required to ratify the selection of Brown Armstrong Accountancy Corporation as the Company’s independent public accounting firm for fiscal year 2018.

If a shareholder does not provide a proxy or vote in person at the annual meeting, your shares will not be voted.

ELECTION OF DIRECTORS OF COMPANY (Proposal 1)

The Bylaws of the Company provide that the number of directors shall be eighteen (18) until changed by an amendment to the Articles of Incorporation or by the Bylaws duly adopted by the Company’s shareholders. Pursuant to Section 3.2.3 of the Bylaws, in order to be elected as a Director of the Company, an individual must own at least one share of the Common Stock of the Company. At the Annual Meeting, eighteen (18) directors (the entire Board of Directors) are to be elected to serve until the next Annual Meeting of the Shareholders or until their successors are elected and qualified.

A shareholder may withhold authority for the proxy holders to vote for any one or more of the nominees identified below by so indicating on the enclosed Proxy in the manner instructed on the proxy. Unless authority to vote for the nominees is so withheld, the proxy holders will vote the proxies received by them for the election of the nominees identified below as directors of the Company. Proxy holders do not have an obligation to vote for nominees not identified on the preprinted card (that is, write-in candidates). Should any shareholder attempt to “write in” a vote for a nominee not identified on the preprinted card (and described in these proxy materials), the proxy holders will not vote the shares represented by that proxy for any such write-in candidate, but will instead vote the shares for any and all other validly indicated candidates. If any of the nominees should be unable or decline to serve, which is not now anticipated, the proxy holders shall have discretionary authority to vote for a substitute who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all of the proxies received by them in such a manner, in accordance with cumulative voting, as will assure the election of as many of the nominees identified below as possible. In such event, the specific nominees to be voted for will be determined by the proxy holders, in their sole discretion.

None of the directors or executive officers of the Company were selected pursuant to any arrangement or understanding between themselves and any other individual (other than arrangements or understandings with directors or officers acting solely in the capacities as such). There is no familial relationship among any of the directors, executive officers of the Company, or the nominees for such offices, and except as noted below, none serves as directors of any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of the Securities Exchange Act of 1934 or any investment company registered under the Investment Company Act of 1940.

VOTING RIGHTS – CUMULATIVE VOTING

All voting rights are vested in the holders of the common stock of the Company, each share being entitled to one vote, except with respect to the election of directors, as to which cumulative voting applies as described below.

California law provides that a shareholder of a California corporation, or his/her proxy, may cumulate votes in the election of Directors. That is, each shareholder may cast that number of votes equal to the number of shares owned by him or her, multiplied by the number of Directors to be elected, and he or she may cumulate such votes for a single candidate or distribute such votes among as many candidates as he or she deems appropriate.

Certain affirmative steps must be taken by the shareholders of the Company in order to be entitled to vote their share cumulatively in the election of Directors. At the shareholders’ meeting at which Directors are to be elected, no shareholder shall be entitled to cumulate votes (i.e., cast for any one or more candidates a number of votes greater than the number of the shareholder’s shares) unless the candidates’ names have been placed in nomination prior to the commencement of the voting and at least one shareholder has given notice prior to commencement of the voting of the shareholder’s intention to cumulate votes. If any shareholder has given such notice, then every shareholder entitled to vote may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of Directors to be elected multiplied by the number of votes to which that shareholder’s shares are entitled, or distribute the shareholder’s votes on the same principle among any or all of the candidates, as the shareholder thinks fit. The candidates receiving the highest number of votes, up to the number of Directors to be elected, shall be elected.

It is intended that shares represented by proxies in the accompanying form will be voted for the election of persons nominated by management. Although the Board of Directors does not know whether there will be any nominations for directors other than those nominated by management, as set forth below, if any such nomination is made, or if votes are cast for any candidates other than those nominated by the Board of Directors, the persons authorized to vote shares represented by executed proxies in the enclosed form (if authority to vote for the election of Directors or for any particular nominee is not withheld) will have full discretion and authority to vote cumulatively and allocate votes among any or all of the nominees of the Board of Directors in such order and in such numbers as they may determine in their sole discretion, provided all the above-listed requirements are met.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth as to each current Director (each of whom has been nominated for reelection as a Director of the Company at the upcoming Meeting) and as to each new nominee for office, such person’s age, such person’s principal occupations during the past five years, the period during which such person has served as a Director of the Company, and other pertinent information. Pursuant to California law and the Bylaws of the Company, Directors shall be elected at each Annual Meeting of the shareholders and hold office until the next Annual Meeting. All of the nominees, except as designated, were elected as Directors of the Company at the 2017 Annual Meeting of the Company’s Shareholders. The following table also sets forth such information as to the executive officers of the Company (each of whom also currently serves as a Director) and other key employees. Each of the executive officers of the Company is appointed by and serves at the pleasure of the Board.

DAVID BESSOM, Director                                                                                                   Age 69

David Bessom attended Bakersfield Jr. College in Bakersfield, CA, receiving an Associate in Arts degree in 1968. That Summer he started working for the Santa Fe Railroad as a brakeman, and in the Fall started attending San Jose State College. He received a Bachelor of Arts degree in 1970 while continuing to work in the railroad industry. Mr. Bessom was employed with the Santa Fe Railroad for 42 years, of which approximately 14 years of that time he was as a full-time elected representative for the Conductors, Brakeman and Yardman for the states of California, Arizona and New Mexico. He retired in the Fall of 2008. He and his wife, Linda, were married in 1999, currently reside in Huntington Beach, CA, and have four sons between them. Mr. Bessom was duly nominated and elected by the Board on November 11, 2017 to fill a vacancy created by the resignation of Glenn Hickman.

SAM BLANK, Director                                                                                                         Age 72

Sam Blank served as a public-school teacher and administrator for more than 30 years. He earned Associate, Bachelor’s, Master’s, and Doctoral degrees from Citrus College, CSU Fullerton, Whittier College, and Brigham Young University, respectively. He holds lifetime California teaching and administrative credentials. Dr. Blank began his career in 1967 as a middle school teacher in the West Covina Unified School District. He soon became an assistant principal in neighboring Charter Oak USD. In 1979, he joined Poway USD in Poway, CA, where he served as principal of elementary and middle schools until he retired in 2001. He has been principal of schools that received California Distinguished Schools and National Blue Ribbon Schools honors. He is an emeritus member of the Association of California School Administrators and past member of Rancho Bernardo Chamber of Commerce, RB Business Association, and RB Rotary. Following his retirement from public education, Dr. Blank obtained a real estate salesperson license and is currently affiliated with Coldwell Banker Residential Real Estate. He is a member of local, state, and national realtor associations. From 2008 to 2013, he served as a member and treasurer for the board of directors for the Rancho Obispo HOA in San Luis Obispo, CA. He and his wife, Bonnie, have been married since 1968 and have resided in Escondido since 1979. Bonnie is also retired with more than 25 years of service as a teacher and high school counselor. Their married daughter and grandson live in the Bay Area. Dr. Blank has served on the Board of Directors since November 2016.

HARRY BUCHAKLIAN, Director                                                                                        Age 85

Harry Buchaklian has a B.A. degree from California State University, Fresno, in industrial arts, and a secondary level teaching credential in laboratory electronics and small engine repair. His career included employment as an assistant manager with Western Auto Stores, electronics instructor at Fresno Technical College, and technical supervisor for Sears Roebuck. He retired from Sears Roebuck in 1994. He has been a member of the Board from March 1981 to January 1992 and from September 1995 to present, serving one year as Executive Vice President, and as a chairman of the Policy and Audit Committees. Mr. Buchaklian is currently chairman of the Environmental, Health and Safety Advisory Committee.

RODNEY ENNS, Director                                                                                                    Age 64

Rodney Enns has a B.S. degree in computer engineering from California State University, Fresno, and a secondary math teaching credential from the State of California. He was president, owned and operated, Ennsbrook Ent., an incorporated poultry enterprise, from 1975 to 1995. Mr. Enns then worked as an electrical engineer at Voltage Multiplers, Inc., and was promoted to senior engineer before leaving in August 2005. He is currently teaching high school mathematics and engineering at Mission Oak High School in Tulare, California. He has been a member of the Board of Directors since November 2007.

WILLIAM FISCHER, Director                                                                                              Age 84

William (Bill) Fischer resides in Simi Valley, California. He served four years in the U.S. Air Force during the Korean War, attaining the rank of Staff Sergeant. He is a graduate of California State University, Northridge, with a B.S. degree in accounting. He worked in the aerospace, entertainment and public utility industries until 1969 when he was hired by Getty Oil Company’s corporate office in Los Angeles, California, as an accounting supervisor. Texaco, Inc. acquired Getty Oil in 1985, and he was promoted to Manager of Benefits Plans Accounting and transferred to Houston, Texas. Mr. Fischer was responsible for the Savings/Thrift, 401(k), and ESOP Plans administration until 1989 when he elected early retirement. He was an independent financial consultant to various companies until 2006. Mr. Fischer also was active in residential real estate from 1989 to 1997, and, since 1980, has had an active real estate broker’s license. He is a member of the Veterans of Foreign Wars, Elks, Moose, and Knights of Columbus organizations. He looks forward to contributing his financial background to the Board. Mr. Fischer served two years as Executive Vice President and five years as Nominating Committee Chairman. He has been on the Board since January 2002.

WAYNE HARDESTY, Director, Chief Financial Officer                                                     Age 84

and Vice President - Finance

Wayne Hardesty graduated from Arizona State University in 1955. He was commissioned an Ensign from the Naval Office Candidate School in Newport, Rhode Island, in 1956, and was immediately assigned to the Navy Area Audit Office in Los Angeles, California, for duty at U.S.C. and General Dynamics-Pomona. He entered civil service in 1959, and remained with the Audit Office until 1973, at which time he became a price analyst for the U.S. Air Force at Norton Air Force Base working on the MX and Minuteman Projects. Mr. Hardesty received his MBA from Southern Illinois University in 1980. He retired from civil service in 1988 and became self-employed, primarily in tax preparation for both individual and business returns. He became a licensed Enrolled Agent in 1989 and currently operates Hardesty Financial Services in Rancho Cucamonga, California. Mr. Hardesty has been a member of the Board since September 2008, has served three years as Chairman of the Audit Committee, and is currently serving a fifth year as Chief Financial Officer and Vice President – Finance.

DENNIS HEARNE, Director                                                                                                 Age 79

Dennis Hearne holds an A.A. degree in business administration from Hartnell Junior College in California. He served two years in the Navy. Prior to retirement, he was employed in a family agriculture business, L.A. Hearne Company, located in the Salinas Valley in California, for thirty-seven years, and presently serves as a director of the company’s board. Mr. Hearne has also served on the board of directors of the California Feed and Grain Association in Sacramento and the California Crop Improvement Association in Davis. He is a member of Knights of Columbus, serving as treasurer and financial secretary for fifteen years. Mr. Hearne is a retired volunteer fireman with forty years service, serving the rural area in King City, California. He has been a member of the Board of Directors since September 2006, and is currently serving a seventh year as Chairman of the Nominating Committee.

TERRIS HUGHES, Director and President                                                                          Age 68

Terris (Terry) Hughes holds an A.A. degree from Bakersfield Junior College in California in police science. He was employed by Belridge/Shell Oil for twenty-three years, from 1973 to 1997, holding the position of senior training technician for the last ten years of that time. He was employed as an internal consultant for Aera Energy LLC, an oil industry company formed in 1997 between the Shell Oil and Mobil Oil Corporations. His duties were to serve as a behavior base safety advisor and provide safety training to Aera Energy LLC employees. He retired from Aera Energy LLC on December 31, 2014. Mr. Hughes then opened his own business entitled Saf-T-Treasures, and travels the country providing safety motivational presentations to employees of various industries. He has been a member of the Board since January 1996, has served one year as Vice President – Policy, three years as Executive Vice President, and is currently serving a second year as President.

KAREN KING, Director                                                                                                       Age 59

Karen King studied business finance and management at California Lutheran University in Thousand Oaks, California, and at the University of Phoenix. From 1991 to 2006, she was employed as Director of Credit Risk and Underwriting Management, Credit Risk Manager, Customer Account Team Lead Underwriting and Quality Control, and as Desktop Underwriter Technology Instructor with Fannie Mae, and, from 2006 to 2008, she was employed with PMI Mortgage Insurance Company as Vice President, National Account Operations in Walnut Creek, California. In June 2008, Mrs. King and her family relocated to Camarillo, California, where she was employed until December 2009 as a sales agent for Camarillo Properties, a local real estate brokerage firm. In December 2009, she accepted employment with Bank of America, and held the positions of Vice President - Investor Audit, Vice President - Executive Customer Relations, Office of the CEO, and Vice President - Operations Risk. She left Bank of America in September 2015 when she was hired by Wells Fargo Bank as Vice President, Operations Risk Consultant. Since 2014, Ms. King has served on the Camarillo Ranch Foundation Board as Community Relations Chairperson. She has also been involved with the Camarillo City Ambassadors, the Camarillo Council on Aging, and the Ventura County Council on Aging, representing the City of Camarillo. Mrs. King has been a member of the Board of Directors since November 2016.

GARRY NELSON, Director and Executive Vice President                                               Age 67

Garry Nelson is a graduate of Cal Poly University, San Luis Obispo, California, and has been involved in agriculture for more than forty years. From 2003 until his retirement in 2014, he was employed as the General Manager of Vintage Nurseries in Wasco, California, a company that specializes in grapevines. Prior to his employment at Vintage Nurseries, he was vice president and chief operating officer for Belridge Farms for many years. Mr. Nelson was a member of the Shafter City Council for twenty years, serving as mayor for eight of those years. He also serves on the board of Bakersfield Memorial Hospital Foundation and has served on numerous agricultural industry boards. Mr. Nelson has been a member of the Company's Board of Directors since November 2008, and is currently serving a second year as Executive Vice President.

RONALD NUNLIST, Director                                                                                               Age 79

Ronald Nunlist was employed in the oil business for many years. From 1995 to 1997, he was employed as an operations foreman by Cal Resources LLC, an oil industry company owned by Shell Oil Corporation. From 1997 until his retirement in 1999, Mr. Nunlist was employed as a logistics specialist by Aera Energy LLC, an oil industry company formed between the Shell Oil and Mobil Oil Corporations. Mr. Nunlist presently serves as a planning commissioner for the City of Shafter, California. He has been a member of the Board since January 1986, serving ten years as President (1992 to 1997 and from 2011 to 2016), and ten years as Vice President – Operations.

GEORGE PAPPI, JR., Director and Vice President - Secretary                                        Age 55

Mr. Pappi’s current occupation is as a property major case general adjuster for The Hartford Insurance. Other positions held during his more than thirty years of employment include office manager, property and bodily injury adjustor, fire and casualty (with extensive construction background), risk management and commercial insurance. He graduated from Cal Poly Pomona with a B.S. in management and human resources. He resides in La Verne, California, and is actively involved in local community and church activities and the United Way organization. Mr. Pappi has been a member of the Board of Directors since January 2004, and is currently serving a fourth year as Vice President – Secretary.

JERALD PETTIBONE, Director                                                                                            Age 91

Jerry Pettibone sold and retired from his company, Pettibone Signs, in Santa Cruz, California, in 1988. He started the company, which operated statewide, in 1960. Active in trade associations, he served on the board of directors of the National Electric Sign Association, and on the board of directors of the World Sign Association, serving as national president in 1985 and 1986. He served on the board of directors of the California Electric Sign Association for twenty-two years, including four years as state president, and was elected a director emeritus. He was active in Rotary International for forty years, serving as district governor for District 5170 with 4,500 members that included the Silicon Valley. A life member of the Disabled American Veterans, he served in the Navy in the South Pacific during World War II. Mr. Pettibone is also a fifty-year life member of the Elks. He has been a member of the Board since January 1993, serving three years as Chief Financial Officer, in addition to serving fifteen years as President of the Company.

DWIGHT PLUMLEY, Director and Vice President - Operations                                       Age 65

Dwight Plumley attended College of the Sequoias in California, studying electronic engineering and construction real estate. In 1973, he started in the produce equipment industry working for Packers Manufacturing, Inc. as a service and installation supervisor. In 1979, he became employed by Pennwalt Corporation, an international equipment producer, as a project manager and supervisor. Mr. Plumley purchased Packers Manufacturing, Inc. in 1987, and, as President, produces fruit and vegetable packing and processing systems, from small to multimillion dollar projects, nationwide and internationally. He has also served on the board of directors for Yosemite Bible Camp, a 60-acre facility for up to 350 campers and staff from 1994 to 2006, and served as church deacon from 1984 to 2004. Mr. Plumley has been a member of the Board of Directors since January 2010, and is currently serving a sixth year as Vice President – Operations.

JERRY ROBERTS, Director                                                                                                Age 64

Jerry Roberts has an associate of arts degree in math and science from the College of the Sequoias, Visalia, California; a bachelor’s degree in biological sciences from the University of the Pacific, Stockton, California; an MBA degree from the Santa Clara University Graduate School of Business, Santa Clara, California; and is licensed by the California State Board of Accountancy as a Certified Public Accountant. He was first licensed in 1982 after fulfilling experience requirements while in the employment of the international accounting firm of Arthur Andersen & Co., and has been a member of the California Society of Certified Public Accountants since 1982. Mr. Roberts is currently a partner in the accounting, tax and consulting firm of Lampros & Roberts, established in 1985, and is Chief Executive Officer of Maximum Living, Inc., a national brand dietary supplement company. Mr. Roberts has been married to his wife Denise since 1978. They have three sons and currently reside in Los Gatos, California. Mr. Roberts has been a member of the Board since March 2013.

Brian Skaggs, Director                                                                                                  Age 59

Brian Skaggs received his Bachelor of Science degree in Civil Engineering in 1980, and, in 1988, received a Masters degree in engineering, both degrees from California State University, Fresno. He became a Registered Civil Engineer in the State of California in 1983. In 1980, Mr. Skaggs was hired as Assistant Engineer by Summers Engineering, Inc., was promoted to Civil Engineer in 1983, and in March 1991 was promoted to Senior Civil Engineer and became a partner in the firm. During his years of employment with Summers Engineering, he has worked in the field of water resources engineering in the San Joaquin Valley and other areas in California. Mr. Skaggs has been a member, past vice-president and past president of the American Council of Engineering Companies (ACEC), Sequoia Chapter, and the ACEC Sequoia Chapter was named chapter of the year while he was serving as President. He is also a member of the American Water Works Association, a member of the U. S. Committee on Irrigation and Drainage, and a member of American Society of Civil Engineers. Mr. Skaggs is a member, past vice-president and current president of the Hanford Fraternal Hall Association; a member, past treasurer and past president of the Hanford Celebration Committee; and a member and past treasurer of the Kit Carson Volunteer Fire Department. Mr. Skaggs has been a member of the Board of Directors since May 2016.

GARY WILLEMS, Director                                                                                                  Age 63

Gary Willems holds a B.A. degree in music education and a California life teaching credential from Fresno Pacific University, as well as a professional clear administrative services credential. Mr. Willems started teaching in 1977 and was a Band Director for thirty years in the Dinuba/Reedley area. He was also Head Marching Band Director of the Reedley High School Band from 1985 to 2007. Mr. Willems is an active member of the Music Educators’ Association and is the past president of Fresno and Madera Counties Music Educators’ Association. In 2007, he moved into school administration where he was employed as the Visual and Performing Arts Coordinator and the Administrator of the Dunlap Leadership Academy Charter School (an on-line high school) at Kings Canyon Unified School District. In 2014, Mr. Willems retired from education, and he is now enjoying time with his wife, children and grandchildren. Mr. Willems has served on the Board of Directors since January 2001, and served two years as Vice President – Secretary.

JACK WILLIAMS, Director                                                                                                  Age 67

Mr. Williams graduated from San Diego State University in 1974 with a B.S. in accounting. Following that, he has been employed in the field of accounting in a variety of industries, including agriculture, construction, heavy equipment sales, and manufacturing. He was employed as a financial analyst by Texaco Oil Corporation in the Bakersfield, California, area from 1997 until 1999, and as Chief Financial Officer for Goodwill Industries of South-Central California from March 2000 to November 2004. Mr. Williams was an interim-controller for Diversified Utilities Services, a position he held from April 2005 to December 2005. He established his own C.P.A. practice in 1983, which he continues to own and operate. Mr. Williams has been a member of the Board since January 1995, and served sixteen years as Chief Financial Officer and Vice President – Finance.

The Board of Directors has no reason to believe that any of the nominees listed above will not be available to serve. However, if any nominee should become unable or unwilling to serve, the shares represented by proxies given to management pursuant hereto will be voted as management may recommend.

OTHER OFFICERS AND KEY EMPLOYEES

JAY JAMISON, Chief Executive Officer/General Manager and                                         Age 64

Assistant Corporate Secretary

Jay Jamison has been employed by the Company since June 1997 as General Manager and serves as Assistant Corporate Secretary. In March 2007, the Board changed his title to Chief Executive Officer/General Manager. He has a B.S. degree in Agricultural Management from Cal Poly San Luis Obispo, graduating in 1976. Mr. Jamison was raised on his family’s guest ranch, Rancho Oso, in Santa Barbara County, which included a recreational vehicle park, resident summer camp, equestrian facilities and numerous resort amenities. He worked on the ranch throughout his childhood and after college. The family business was sold in 1983, at which time Mr. Jamison was hired by Thousand Trails, Inc., a private membership resort, as a Resort Operations Manager. His last ten years at Thousand Trails were spent managing a 200-acre, 518-site, full-service resort near Hollister, California. He also managed Thousand Trails resorts in Acton and Idyllwild in Southern California. Prior to his employment with the Company, Mr. Jamison was a General Manager with Skycrest Enterprises in Redding and managed Sugarloaf Marina and Resort on Lake Shasta in Northern California between January 1995 and June 1997. Mr. Jamison was appointed to and served as a commissioner on the Pismo Beach Conference and Visitors Bureau from February 1998 to January 2010, serving as Chair from August 1999 until February 2009. At the 1999 National Association of RV Parks and Campgrounds Annual Convention, he was elected to serve on the Board of Directors representing the ten western states. During his two three-year terms on the Board, he served four years as Treasurer of the National Association, a position he held until he termed out

December 2005. In June of 2002, Mr. Jamison was installed as a Director on the Board for the San Luis Obispo County Chapter of the American Red Cross, and served until June 2011, including from June 2006 until July 2008 as Board Chairman. In February 2006, Mr. Jamison was elected to serve as a commissioner on the California Travel and Tourism Commission, which markets California to potential domestic and international visitors. During his two four-year terms, he served on the Audit Committee, two years as committee Chairman, and one year on the Executive Committee. He termed out as a commissioner in June 2014; however, he still remains a member of the Audit Committee. Mr. Jamison was installed as a member of the Board of Directors for the San Luis Obispo County Conference and Visitors Bureau (Visit San Luis Obispo County) in 2012, and currently serves on the Executive Committee following two years as Board Chair. Since 2014 Mr. Jamison has served as a member of the Advisory Council for the Recreation, Parks, and Tourism Administration (RPTA) Department at Cal Poly San Luis Obispo.

THE COMPANY’S DIRECTOR NOMINATIONS PROCESS

Nominating Committee:The Company has a standing Nominating Committee whose task it is to actively seek out and consider potential candidates for office on the Board of Directors. The Nominating Committee does not have a formal charter, but operates under the direction and authority of the Board as a whole, pursuant to Committee Procedures adopted by the Board.

Director Nominations:The Nominating Committee will consider as a candidate any existing director of the Company who has indicated to the Nominating Committee that he or she is willing to stand for reelection, as well as any other interested shareholder, who has owned a share of the Company’s stock in their name for at least two years and provides the required information and displays the qualifications and skills to effectively represent the best interests of all shareholders within the specified time requirements. Under no circumstances will the Nominating Committee evaluate any nominee pursuant to a process substantially different than that used for the other nominees for the same election or appointment of directors. Shareholder recommendations are treated identically with all other candidate recommendations.

The Board of Directors does not have a policy with regard to the consideration of diversity in identifying director nominees. However, our Nominating Committee and our Board believe that it is important that we have Board members whose diversity of skills, experience and background are complementary to those of our other Board members. In considering candidates for our Board, our Nominating Committee considers the entirety of each candidate’s credentials. In any given search, our Nominating Committee may also define particular characteristics for candidates to balance the overall skills and characteristics of our Board and our perceived needs. However, during any search, our Nominating Committee reserves the right to modify its stated search criteria for exceptional candidates.

The Nominating Committee solicits director candidates by word-of-mouth and through the Corporate Newsletter. The candidates are interviewed by two or more members of the Nominating Committee, who then compile a list from which future candidates may be chosen for board member nominees. If the Committee determines that additional consideration is warranted, it may request a third-party search firm to gather additional information about the prospective nominee’s background and references and to report its findings to the Committee.In addition, the Nominating Committee reviews the attendance and contributions of the present seated board members. After completing this evaluation, a list of eighteen potential nominees is selected and presented to the full board for approval and placed on the proxy card for the annual election.

Independence of Nominating Committee:Of the four directors serving on the Nominating Committee during 2015, William Fischer, Dennis Hearne, Ronald Nunlist and Gary Willems, all are deemed “independent” directors, pursuant to standards of independence promulgated by the NASD [NASD Rule 4200(a)(15)].

Nominees Proposed by Committee: The Nominating Committee recommended for nomination each of the candidates described above. Each of those nominees were prior directors standing for reelection and approved for inclusion on the recommended slate of director nominees at the Board of Directors’ meeting held November 11, 2017.

COMMITTEES OF THE BOARD OF DIRECTORS

The only standing committees of the Company during 2017 were the Nominating Committee, Audit Committee, Personnel and Compensation/Benefits Committee, Finance Committee, Operations Committee, Environmental, Health and Safety Advisory Committee and the Executive Committee.

The Nominating Committee, which considers the qualifications and the composition of the Board of Directors of the Company, was elected at a meeting of the Board of Directors held January 21, 2017, and consisted of the following members: Dennis Hearne, Chairperson, William Fischer, Ronald Nunlist and Gary Willems. Pursuant to the policies and procedures adopted by the Board of Directors, the Nominating Committee considers nominees recommended by shareholders. The Nominating Committee met four times during 2017 and submitted its recommendations for nominations at the upcoming Annual Meeting.

Individuals wishing to be considered as nominees for membership on the Board of Directors for fiscal year 2018, or wishing to nominate an individual for membership on the Board, are requested to notify the committee in writing, delivered to the principal office of the Company. The Nominating Committee will deliver, or will cause to be delivered to a potential nominee, material for use by the potential nominee in submitting specific data, including personal history and professional skills. The resume, a questionnaire, and a statement by or on behalf of a potential nominee should be submitted on or before September 1, 2018, in order to be considered by the Committee.

The Audit Committee of the Board of Directors consisted of Rodney Enns, Chairman, Glenn Hickman, Jerry Roberts, Gary Willems and Jack Williams. On September 16, 2017, Glenn Hickman submitted his resignation from the Board of Directors. The functions of the Audit Committee include coordinating with the Company’s independent accountants in the preparation of annual financial reports and audits; reviewing actions to be taken to comply with the auditor’s recommendations to management; and performing random reviews of selected accounting procedures of the Company. The Audit Committee met five times during 2017.

Independence of Audit Committee:Of the five directors serving on the Audit Committee during 2017, listed above, all are deemed “independent” directors, pursuant to standards of independence promulgated by the NASD [NASD Rule 4200(a)(15)].

The Personnel and Compensation/Benefits Committee consists of Garry Nelson, Chairman, Wayne Hardesty, Terris Hughes, Ronald Nunlist, George Pappi, Jr., Dwight Plumley and Jerry Roberts. The functions of the Personnel and Compensation/Benefits Committee include negotiating an employment contract with the Chief Executive Officer/General Manager, review of his goals and objectives, setting compensation for major staff, and reviewing the employee benefits program. In addition, the Personnel and Compensation/Benefits Committee’s responsibilities include monitoring the Company’s 401(k) plan and its investment options along with the performance of the plan manager. The Committee met six times during 2017, which included discussions at five meetings pertaining specifically to the Company’s 401(k) plan.

Independence of Personnel and Compensation/Benefits Committee: Of the seven directors serving on the Personnel and Compensation/Benefits Committee during 2017, listed above, directors Ronald Nunlist and Jerry Roberts are deemed as “independent” directors, pursuant to standards of independence promulgated by the NASD [NASD Rule 4200(a)(15)]. Mr. Nelson, Mr. Hardesty, Mr. Hughes, Mr. Pappi, and Mr. Plumley are not deemed independent, by reason of their uncompensated service as executive officers of the Company.

The Finance Committee consisted of Wayne Hardesty, Chairman, Sam Blank, William Fischer, Jerald Pettibone and Jack Williams. The functions of the Finance Committee include reviewing the Company’s financial statements, drafting a three-year forecast of finances, drafting a one-year budget, prioritizing capital expenditures, monitoring the completion of capitalized projects, recommending changes in rate schedules, and submitting an annual report to the shareholders of the financial condition of the Corporation. The Finance Committee met five times during 2017.

The Operations Committee consists of Dwight Plumley, Chairman, Rodney Enns, Dennis Hearne, Ronald Nunlist, Jerry Roberts and Brian Skaggs. The functions of the Operations Committee include reviewing and recommending changes in the Shareholders’ Information Manual and Calendar, reviewing and recommending changes in the Resort’s occupancy rules and regulations, updating and recommending changes in the employee handbook, and implementing Board policy and procedures. The Operations Committee met five times during 2017.

The Environmental, Health and Safety Advisory Committee consisted of Harry Buchaklian, Chairman, William Fischer, Glenn Hickman, Karen King and Brian Skaggs. The functions of the Environmental, Health and Safety Advisory Committee include performing environmental-related duties, safety reviews, and giving recommendations to the President and Chief Executive Officer/General Manager on matters relative to environmental and safety concerns. The Environmental, Health and Safety Advisory Committee met five times during 2017.

The Executive Committee consists of Terris Hughes, Chairman, Wayne Hardesty, Garry Nelson, Ronald Nunlist, George Pappi, Jr., and Dwight Plumley. The functions of the Executive Committee include reviewing the monthly business with the Chief Executive Officer/General Manager, as well as the current financial statement. The Executive Committee met six times during 2017.

The full Board of Directors met six times during 2017. One director, Glenn Hickman, attended fewer than 75% of the total number of meetings of the Board and committees of which he was a member. Mr. Hickman, who resigned from the Board on September 16, 2017, was absent from two Board meetings due to health reasons.

Although Board members are not required to attend the Annual Meeting of Shareholders as a matter of policy, directors regularly attend the Annual Meeting unless personal circumstances do not so permit. All incumbent directors, with the exception of Karen King, whose family member was recovering from an illness, attended last year’s Annual Meeting of Shareholders.

AUDIT COMMITTEE REPORT

The following Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filings under the Securities Act of 1933 or the Securities Act of 1934, except to the extent we specifically incorporate this Report by reference.

The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of Pismo Coast Village.

The Audit Committee Charter adopted by the Board sets out responsibilities, and authority for specific duties of the Audit Committee. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

The Audit Committee has reviewed and discussed the audited financial statements with management.

The Audit Committee has discussed with representatives of independent auditor, Brown Armstrong Accountancy Corporation, matters required by SAS 61 regulations.

The Audit Committee has received the written disclosures and the letter from the independent accountants, Brown Armstrong Accountancy Corporation, required by Independence Standards Board Standard No. 1 and has discussed with the independent accountants the independent accountant’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-K.

The Audit Committee members were Rodney Enns, Chairman, Glenn Hickman, Jerry Roberts, Gary Willems and Jack Williams.

COMMON STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information concerning the ownership of the Company’s Common Stock as of December 1, 2017, by each director and by all directors and executive officers as a group.

		NUMBER OF	PERCENT OF
BOARD MEMBER	ADDRESS	SHARES	CLASS
David Bessom	7632 Quebec Drive	1 Share	0.056%
	Huntington Beach CA 92648
Sam Blank	124 Helen Way	1 Share	0.056%
	Escondido CA 92025
Harry Buchaklian	1361 East Ticonderoga Drive	1 Share	0.056%
	Fresno CA 93720
Rodney Enns	2577 Sandell Avenue	1 Share	0.056%
	Kingsburg CA 93631
William Fischer	1947 Sienna Lane	1 Share	0.056%
	Simi Valley CA 93065
Wayne Hardesty	8651 Foothill Boulevard Space 110	1 Share	0.056%
	Rancho Cucamonga CA 91730
Dennis Hearne	45075 Merritt Street	2 Shares	0.111%
	King City CA 93930
Terris Hughes	2426 Sunset Street	1 Share	0.056%
	Wasco CA 93280
Karen King	52 Maxine Drive	1 Share	0.056%
	Camarillo CA 93010
Garry Nelson	727 Acacia Avenue	1 Share	0.056%
	Shafter CA 93263

		NUMBER OF	PERCENT OF
BOARD MEMBER	ADDRESS	SHARES	CLASS
Ronald Nunlist	1105 Minter Avenue	4 Shares	0.222%
	Shafter CA 93263
George Pappi, Jr.	5728 Via De Mansion	1 Share	0.056%
	La Verne CA 91750
Jerald Pettibone	4179 Court Drive	3 Shares	0.166%
	Santa Cruz CA 95062
Dwight Plumley	4212 West Hemlock Avenue	3 Shares	0.166%
	Visalia CA 93277
Jerry Roberts	16230 Camino Del Sol	2 Shares	0.111%
	Los Gatos CA 95032
Brian Skaggs	371 Northstar Drive	1 Share	0.056%
	Hanford CA 93230
Gary Willems	2015 Dorking Avenue	1 Share	0.056%
	Cambria CA 93428
Jack Williams	7801 Revelstoke Way	1 Share	0.056%
	Bakersfield CA 93309
All Officers and		27 Shares	1.500%
Directors as a Group

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, officers, and persons who beneficially own more than ten percent of a registered class of our equity securities within specified time periods to file with the SEC initial reports ("Form 3") of beneficial ownership and reports of changes ("Form 4" and "Form 5") in beneficial ownership of Common Stock of the Company. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, all of the Company’s officers, directors and beneficial owners of greater than ten percent of the outstanding Common Stock complied with the Section 16(a) filing requirements for the fiscal year ended September 30, 2017.

Board Leadership and Role in Risk Oversight

The Board believes that an effective board leadership structure depends on the experience, skills, and personal interaction between persons in leadership roles and the needs of the Company. The positions of Chairman of the Board and Chief Executive Officer are held by two different people based on the recognition of the differences between the two responsibilities. Mr. Jay Jamison, our Chief Executive Officer, is responsible for setting our strategic direction and for day-to-day leadership and performance of the Company. He possesses extensive knowledge of the hospitality industry and in-depth knowledge of the issues, opportunities, and challenges facing the Company, as well as the Company’s customers and suppliers. The Board of Directors, at the Reorganizational Meeting held immediately following the Annual Shareholders’ Meeting, elects the Company’s five officers, which include the Chairman of the Board and President, Executive Vice President, Vice President - Secretary, Vice President - Finance and Chief Financial Officer, and Vice President - Operations. The Chairman of the Board presides over meetings of the full Board. The members of our Board of Directors bring experience, oversight and expertise from outside our company and industry.

The Company faces a number of risks, including general economic risks, operational risks, financial risks, competitive risks and reputational risks. The Board is responsible for oversight of the Company’s risk management practices, assessing the Company’s approach to risk management, and oversees the business of the Company, including CEO performance, to assure that the long-term interests of the shareholders are being served. A key responsibility of the Board is to review the Company’s strategic direction and hold management accountable for the execution of strategy once it is developed. Our CEO is primarily responsible for the day-to-day risk management processes.

Each Committee of the Board is also responsible for reviewing risk exposure of the Company related to the committee’s areas of responsibility and providing input to management on such risks. For example, the Audit Committee is responsible for oversight of our accounting and financial reporting processes, internal controls, and discussions with management and the Company’s independent auditors regarding our financial statements, internal controls and other accounting and related matters and risk management. The Personnel and Compensation/Benefits Committee oversees certain risks related to compensation policies and programs.

The entire Board of Directors meets six times per year to review the operations of the Company, and is regularly informed through committee reports and reports from the Company’s CEO on significant risks facing the Company, including financial, operational and strategic risks.

The Board of Directors believes that the risk management processes in place for the Company are appropriate and that this division of responsibilities is the most effective approach for addressing the risks facing the Company.

SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS (Proposal 2)

The firm of Brown Armstrong Accountancy (“Brown Armstrong”) Corporation served as independent certified accountants for the Company for its fiscal year ended September 30, 2017, and this firm has been selected to serve as the Company’s accountants for fiscal year 2017 - 2018.

Audit services performed by Brown Armstrong for the year ended September 30, 2017, consisted of examination of the financial statements of the Company, certain services related to filings with the Securities and Exchange Commission, and consultation on matters related to accounting and financial reporting. All such services were approved by the Board of Directors, which has determined the firm of Brown Armstrong to be fully independent of the operations of the Company.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table discloses the fees that the Company was billed for professional services rendered by its independent public accounting firm, Brown Armstrong Accountancy Corporation, in each of the last two fiscal years.

	Years Ended September 30,

	2017	2016
Audit fees (1)	$53,750	$46,350
Audit-related fees (2)	-	-
Tax fees (3)	-	-
All other fees (4)	1,750	1,600
Total	$55,500	$47,950

(1)   Reflects fees billed for the audit of the Company’s consolidated financial statements included in its Form 10-K and review of its quarterly reports on Form 10-Q.

(2)   Reflects fees, if any, for consulting services related to financial accounting and reporting matters.

(3)   Reflects fees billed for tax compliance, tax advice and preparation of the Company’s federal tax return.

(4)   Reflects fees, if any, for other products or professional services not related to the audit of the Company’s consolidated financial statements and review of its quarterly reports, or for tax services.

(5)   AUDIT COMMITTEE’S PREAPPROVAL POLICIES AND PROCEDURES

For the fiscal years ending September 30, 2017 and September 30, 2016, all audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by Brown Armstrong were compatible with the maintenance of that firm's independence in the conduct of its auditing function.

(6)   No effort expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year was attributed to work performed by persons other than the accountant's full-time, permanent employees.*

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Audit Committee has appointed the firm of Brown Armstrong Accountancy Corporation as our certified independent public accounting firm for the fiscal year ending September 30, 2018, and requests that our shareholders ratify this appointment. Even if the appointment is ratified by a vote of the shareholders, the Audit Committee, in its discretion, may direct the appointment of a different certified independent public accounting firm at any time if it determines that such a change would be in our best interest and the best interest of our shareholders.

A representative of Brown Armstrong is expected to be present at the Annual Meeting of Shareholders. This representative will have an opportunity to make a statement, if he or she desires to do so, and will be available to respond to appropriate questions.

The Company’s Board of Directors recommends that the shareholders approve the selection of Brown Armstrong Accountancy Corporation to serve as certified independent public accountants for the Company for fiscal year 2017 – 2018. The affirmative vote of a majority of shares voted will be required to approve this action.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information regarding compensation awarded, paid to, or earned by the chief executive officer of Pismo Coast Village, Inc. for the three years ended September 30, 2015, 2016, and 2017. No other person who is currently an executive officer of Pismo Coast Village, Inc. earned salary and bonus compensation exceeding $100,000 during any of those years.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary $	Bonus $	Stock Award $	Option Awards $	Non-Equity Incentive Plan Compensation $	Non-Qualified Deferred Plan Compensation $	All Other Compensation $	Total $
Jay N. Jamison CEO/General Manager & Assistant Corporate Secretary	2017	$178,583	$53,050	$ -	$ -	$ -	$ -	$8,945	$240,578
	2016	$169,000	$45,630	$ -	$ -	$ -	$ -	$8,582	$223,212
	2015	$160,000	$45,550	$ -	$ -	$ -	$ -	$7,996	$213,546

COMPENSATION DISCUSSION AND ANALYSIS

The following Compensation Discussion and Analysis describes the material elements of compensation for the executive officer identified in the Summary Compensation Table contained above.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Personnel and Compensation/Benefits Committee consists of Garry Nelson (Chairman), who is currently an executive officer of the Company serving as Executive Vice President; Wayne Hardesty, who is currently an executive officer of the Company and serves as Chief Financial Officer and Vice President – Finance; Terris Hughes, who is currently an executive officer and serves as President and Chairman of the Board; Ronald Nunlist, director of the Company, but has served in the offices of President and Vice President - Operations in prior years; George Pappi, Jr., who is currently an executive officer of the Company serving as Vice President – Secretary; Dwight Plumley, who is currently an executive officer of the Company and serves as Vice President – Operations; and Jerry Roberts, currently a director of the Company. All of the members of the Personnel and Compensation/Benefits Committee during 2017 were non-employee directors. There are no other compensation committee interlocks between the Company and other entities involving the Company’s executive officers.

COMPENSATION COMMITTEE REPORT

The Personnel and Compensation/Benefits Committee of the Company’s Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Securities and Exchange Commission Regulation S-K with management, and based on such review and discussion, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s 10-K report, incorporated by reference to this Definitive Proxy Statement.

The Personnel and Compensation/Benefits Committee does not have a formal charter, but operates under the direction and authority of the Board as a whole, pursuant to Committee Procedures adopted by the Board.

As more fully described below, the Personnel and Compensation/Benefits Committee, made up of members of the Board of Directors, reviews the total direct compensation programs for the CEO.

Notably the salary and other benefits payable to the named executive officer are set forth in an employment agreement which is discussed below.

The CEO reviews the base salary, annual bonus and long-term compensation levels for other employees of the Company. The Personnel and Compensation/Benefits Committee reviews and approves the compensation received by the CEO’s direct reports. The entire Board of Directors remains responsible for significant changes to or adoption of new employee benefit plans.

The Personnel and Compensation/Benefits Committee members were Garry Nelson, Chairman, Wayne Hardesty, Terris Hughes, Ronald Nunlist, George Pappi, Jr., Dwight Plumley and Jerry Roberts.

a. CASH COMPENSATION PAYABLE TO OUR NAMED EXECUTIVE OFFICER

The named executive officer receives a base salary payable in accordance with the Company’s normal payroll practices and pursuant to a contract between this officer and Pismo Coast Village, Inc. (which contract is described in more detail below). Based on knowledge of the industry and Pismo Coast Village, Inc. performance (including its earnings and stock price performance, and successful resort operations), the Board believes that the CEO’s base salary is less than those that are received by comparable officers with comparable responsibilities in similar companies.

In the future, when reconsidering salaries for executives, the Board will do so by evaluating their responsibilities, experience and the competitive marketplace. More specifically, the Board expects to consider the following factors in determining the executive officers’ base salaries:

●             The executive's leadership and operational performance and potential to enhance long-term value to the Company's shareholders;

●             Performance compared to the financial, operational and strategic goals established for the Company;

●             The nature, scope and level of the executive's responsibilities;

●             Competitive market compensation paid by other companies for similar positions, experience and performance levels; and

●             The executive's current salary, the appropriate balance between incentives for long-term and short-term performance.

b. STOCK OPTION PLAN BENEFITS

Not applicable

c. ELEMENTS OF “ALL OTHER COMPENSATION”

The amounts reflected in the column labeled “other compensation” in the above Summary Compensation Table consist of compensation paid to the named executive officer from benefits received from our 401(k) Plan.

The Company provides a 401(k) Safe Harbor Plan, which was adopted effective October 1, 2005. All employees are eligible to participate in this Plan after one year of employment and work at least 1,000 hours per year and attained age 21. Employees are fully vested when their participation begins. The Company matches employee contributions up to 4% of compensation.

d. EMPLOYMENT AGREEMENT WITH OUR NAMED EXECUTIVE OFFICER

The Company has entered into an employment agreement with the named executive officer. The material terms of this agreement are summarized as follows:

Mr. Jamison is the Chief Executive Officer/General Manager, Assistant Corporate Secretary. On October 1, 2013, the Company entered into an employment contract with Mr. Jamison. The Board of Directors extended this contract through September 30, 2018, and provided Mr. Jamison with a salary increase effective October 1, 2013. This currently provides for a salary of $190,000, plus health insurance, cost reimbursement, and certain other benefits.

Pismo Coast Village, Inc. may also terminate the contract for cause, upon Mr. Jamison's death or disability, or without cause. If Pismo Coast Village, Inc. terminates the contract for cause, it only must compensate Mr. Jamison through the date of termination. If Pismo Coast Village, Inc. terminates the contract without cause, Pismo Coast Village, Inc. must pay Mr. Jamison twelve month's salary.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS GRANTED DURING THE LAST FISCAL YEAR

Not applicable.

LONG TERM INCENTIVE PLANS

Except as described in our 401(k) Plan, the Company did not have a long-term incentive plan during the fiscal years ended September 30, 2017 or 2016.

REPORT ON RE-PRICING OF OPTIONS/SARS

Not applicable.

COMPENSATION OF DIRECTORS

During fiscal year 2017, none of the Company's directors received cash remuneration for their service. However, the directors are entitled to reimbursement for out-of-pocket costs and expenses incurred on behalf of the Company, and mileage reimbursement for travel to and from meetings upon request. Since this reimbursement is on a fully accountable basis, there is no portion treated as compensation. In addition, they are entitled to use of the Resort for attending meetings and are provided with food and refreshments in connection with Board Meetings. The aggregate value of the foregoing during the fiscal year ended September 30, 2017 was estimated at $33,276.

During the fiscal years 2017 and 2016, Pismo Coast Village, Inc. paid for various hospitality functions and for travel, lodging and hospitality expenses for spouses who occasionally accompanied directors when they were traveling on company business. Management believes that the expenditures were to Pismo Coast Village, Inc.’s benefit.

OPTIONS, WARRANTS OR RIGHTS

The Company has no outstanding options, warrants or rights to purchase any of its securities.

INDEBTEDNESS OF MANAGEMENT

No member of management was indebted to the Company during its last fiscal year.

TRANSACTIONS WITH PROMOTORS

Not applicable.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There have been no transactions during the past two years, or proposed transactions, to which the Company was or is to be a party, in which any of the officers, directors, nominees, named shareholders, or family members of such persons, had or is to have a direct or indirect material interest, other than transactions where competitive bids determine the rates or charges involved, or where the amount involved does not exceed $120,000, or where the interest of the party arises solely from the ownership of securities of the Company and the party received no extra or special benefit that was not shared by all shareholders.

SHAREHOLDER COMMUNICATIONS

Shareholders desiring to send communications to the Board of Directors on any matter of concern may submit correspondence addressed to: Board of Directors, Pismo Coast Village, 165 South Dolliver Street, Pismo Beach CA 93449, c/o Mr. Jay Jamison, Chief Executive Officer/General Manager.

SHAREHOLDER PROPOSALS

The deadline for shareholders to submit proposals to be considered for inclusion in the Proxy Statement for the Company at the Company’s 2019 Annual Shareholders’ Meeting is August 1, 2018. Shareholder proposals submitted other than in accordance with the foregoing will not be considered timely presented for consideration at the annual meeting if notice thereof is given after October 1, 2018.

LEGAL PROCEEDINGS

No pending legal proceedings against the Company other than routine litigation incidental to business.

OTHER BUSINESS

Management does not know of any matters to be presented at the Meeting, other than those set forth above. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with the recommendations of Management on such matters, and discretionary authority to do so is included in the Proxy.

NOTICE OF AVAILABILITY OF MATERIAL

THE COMPANY WILL PROVIDE WITHOUT CHARGE TO THE SHAREHOLDERS OF RECORD ON DECEMBER 1, 2017, THE RECORD DATE FOR ELIGIBILITY TO VOTE AT THE ANNUAL MEETING, A COPY OF THE COMPANY‘S FORM 10-K REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2017, WHICH HAS BEEN FILED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934. THE COMPANY’S ANNUAL REPORT TO SHAREHOLDERS IS BEING DELIVERED TO SHAREHOLDERS HEREWITH.

All written requests for the Company’s Form 10-K Report should be addressed to:

                                                   Mr. Jay Jamison, Chief Executive Officer/General Manager

 Pismo Coast Village, Inc.

165 South Dolliver Street

         Pismo Beach, California 93449

PLEASE RETURN YOUR PROXIES

SHAREHOLDERS ARE REQUESTED TO VOTE, DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. A RETURN, SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED. YOU MAY, WITHOUT AFFECTING ANY VOTE PREVIOUSLY TAKEN, REVOKE YOUR PROXY BY A LATER PROXY FILED WITH THE VICE PRESIDENT – SECRETARY OF THE COMPANY OR BY FILING WRITTEN NOTICE OF REVOCATION WITH THE VICE PRESIDENT – SECRETARY OF THE COMPANY. ATTENDANCE AT THE MEETING WILL NOT IN AND OF ITSELF REVOKE A PROXY. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY BY ADVISING THE INSPECTOR OF ELECTIONS THAT YOU ELECT TO VOTE IN PERSON.

PISMO COAST VILLAGE, INC.

Date: December 20, 2017	/s/ TERRIS HUGHES
Terris Hughes, President

APPENDIX A

Audit Committee Responsibilities

1.             External Auditor

a.     Recommend auditing firm

b.    Recommend renewing or terminating existing firm

c.     Review compensation, terms of engagement and independence

2.             Audits

a.     Review external audits and management’s response

b.    Review internal audits

3.             Financial Statements

a.     Review financial statements

b.    Review any disputes between auditor and management about preparation of financial statements

c.     Consider major changes or questions regarding appropriate auditing and accounting principles and practices to be followed when preparing the corporate financial statement

d.    Review procedures of the Corporation to prepare published financial statements and related management commentaries

4.             Survey corporate assets

5.             Other Duties

a.     Consult with external and internal auditors about the adequacy of financial controls to assure that the Corporation’s publicly reported financial statements are presented fairly in conformity with generally accepted accounting principles

b.    Meet periodically with management to review the Corporation’s financial risk exposure

c.     Report to the Board, findings as necessary

d.    Audit the internal procedures of maintaining the assets of the Corporation and their inventories

e.     Perform other duties as requested by the Board and/or President

APPENDIX B

PISMO COAST VILLAGE, INC.

ANNUAL MEETING OF SHAREHOLDERS

SATURDAY, JANUARY 20, 2018 AT 9:00 A.M.

SOUTH COUNTY REGIONAL CENTER

800 WEST BRANCH STREET

ARROYO GRANDE CA 93420

DIRECTIONS TO ATTEND THE MEETING IN PERSON:

FROM U.S. HIGHWAY 101 – NORTHBOUND

Take the CA-227/Grand Avenue exit (Exit 187A)

Turn right onto East Grand Avenue/CA-227

Turn left onto West Branch Street

800 West Branch Street is on the right

FROM U.S. HIGHWAY 101 - SOUTHBOUND

Take the Halcyon Road exit, (Exit 187B)

Turn right onto El Camino Real

Turn right onto Brisco Road

Turn right onto West Branch Street

800 West Branch Street is on the left

OFFICIAL PROXY CARD

Pismo Coast Village, Inc., a California Corporation

165 South Dolliver Street, Pismo Beach CA 93449-2999

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Terris Hughes, Wayne Hardesty, Garry Nelson, George Pappi, Jr., and Dwight Plumley, and each of them, as the undersigned’s proxies, each with full power of substitution, to represent and to vote, as designated below, all the undersigned’s Common Stock in Pismo Coast Village, Inc. held of record on December 1, 2017, the record date, at the Annual Meeting of Shareholders of Pismo Coast Village, Inc. to be held at 9:00 A.M. (PST) on Saturday, January 20, 2018, and at any adjournment or postponement thereof, with the same authority as if the undersigned were personally present.

This proxy, when properly executed, will be voted as directed by the undersigned shareholders. If this proxy is properly executed but no such directions are made, this proxy will be voted “FOR” the election of the nominees listed for the Board of Directors, and “FOR” Proposal 2. If cumulative voting is implemented at the meeting, the above-named proxy holders are empowered to cumulate votes among the nominees below as they may determine, in their sole discretion.

1.     Election of Directors (To elect 18 directors to the Board of Directors to serve until the 2019 Annual Meeting of Shareholders)

        9    Vote WITHHELD from ALL nominees

        9    Vote for all nominees (except as marked)

                (Instructions:  To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

David Bessom	Dennis Hearne	Jerald Pettibone
Sam Blank	Terris Hughes	Dwight Plumley
Harry Buchaklian	Karen King	Jerry Roberts
Rodney Enns	Garry Nelson	Brian Skaggs
William Fischer	Ronald Nunlist	Gary Willems
Wayne Hardesty	George Pappi, Jr.	Jack Williams

The Board of Directors Recommends a Vote FOR Item 2.

2.     Ratify the selection of BROWN ARMSTRONG ACCOUNTANCY

        CORPORATION as independent certified public accountant

        for fiscal year 2017 - 2018.                                                                      9    For          9    Against          9 Abstain

3.     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

IMPORTANT: PLEASE MARK, SIGN AND DATE BELOW, AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

I/We own _____ (number of shares) as of the date of record, December 1, 2017.       Certificate Number(s):__________

Please print Name(s): __________________________________________________________________________

Signature: __________________________________________________________ Date: ____________________

Signature: __________________________________________________________ Date: ____________________

Signature: __________________________________________________________ Date: ____________________

Signature: __________________________________________________________ Date: ____________________

Please sign exactly as your name(s) appear(s) thereon. When signing as attorney, executor, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

Please Note - The Company’s bylaws do not allow for write-in candidates. DO NOT “write-in” a candidate on this form.